Exhibit 10.4

EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT

THIS EIGHTEENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of April 11, 2012, by and among Dialogic Corporation, a British Columbia corporation (“Borrower”), Dialogic Inc., a Delaware corporation formerly known as Veraz Networks, Inc. (“Parent”), Wells Fargo Foothill Canada ULC, an unlimited corporation existing under the laws of Alberta, as administrative agent for the Lenders (“Administrative Agent”), and the financial institutions named as lenders on the signature pages hereto (the “Lenders”).

WHEREAS, Borrower, Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of March 5, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Parent desires to issue subordinated convertible promissory notes in the aggregate principal amount of $42,529,814.17 in favor of the Term Loan Lenders and certain other parties (collectively, the “Parent Convertible Notes”);

WHEREAS, Borrower and Parent have requested that Administrative Agent and Required Lenders amend the Credit Agreement to allow Parent to issue the Parent Convertible Notes and in connection therewith, to allow Parent to convert certain Term Loan Indebtedness into Parent Convertible Notes; and

WHEREAS, Borrower, Parent, Administrative Agent and Required Lenders have agreed to amend the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement.

2. Amendments. Subject to the satisfaction of the conditions set forth in Section 3 below and in reliance on the representations and warranties set forth in Section 4 below, the Credit Agreement is hereby amended as follows:

(a) Section 4.3 is hereby amended by amending and restating the first sentence thereof in its entirety as follows:

Except as set forth on Schedule 4.3, all statements, reports, schedules, forms and other documents (the “SEC Documents”) required to have been filed or furnished by Parent or any of its Subsidiaries with or to the SEC since April 4, 2007 have been so filed or furnished on a timely basis (other than the Form 10-K for Fiscal Year 2011, which is required to be filed within the 15 day extension period afforded by Rule 12b-25 promulgated under the Securities and Exchange Act of 1934, as amended).

(b) Section 6.1 is hereby amended by adding a new clause (l) at the end thereof as follows:

(l) the Parent Convertible Notes.

(c) Sections 6.7(a) and 6.7(b) are each hereby amended and restated in their entirety as follows:

(a) optionally prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of Parent or its Subsidiaries (including Term Loan Indebtedness), other than the Obligations in accordance with this Agreement or with respect to the Term Loan Indebtedness, in exchange for the Term Loan Convertible Notes on the Eighteenth Amendment Effective Date or as permitted by the Intercreditor Agreement ,

(b) make any payment on account of Indebtedness (including the Term Loan Indebtedness) that has been contractually subordinated in right of payment if such payment is not permitted at such time under the subordination terms and conditions, except that Parent may exchange not less than $30,000,000 of Term Loan Indebtedness for the Term Loan Convertible Notes on the Eighteenth Amendment Effective Date,

(d) Section 6.7(c) of the Credit Agreement is hereby amended by deleting the reference to “(including the Term Loan Indebtedness)” and inserting “(including the Term Loan Indebtedness and the Parent Convertible Notes)” in lieu thereof.

(e) Section 6.13 of the Credit Agreement is hereby amended by (x) deleting the reference to “and” at the end of clause (c) thereof, (y) deleting the reference to “.” at the end of clause (d) and inserting “, and” in lieu thereof and (z) inserting a new clause (e) to read as follows:

(e) The issuance of the Parent Convertible Notes on the Eighteenth Amendment Effective Date and the other transactions contemplated by the Parent Securities Purchase Agreement.

(f) Schedule 1.1 to the Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order therein as follows:

“Eighteenth Amendment Effective Date” means April 11, 2012.

“Parent Convertible Notes” means (i) the Term Loan Convertible Notes, and (ii) those certain other Convertible Promissory Notes, dated as of April 11, 2012, in an aggregate principal amount not to exceed $7,635,033, issued by Parent pursuant to the Parent Securities Purchase Agreement.

“Parent Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated as of April 11, 2012, by and among Parent, the Term Loan Lenders and certain other purchasers party thereto.

“Term Loan Convertible Notes” means those certain Convertible Promissory Notes, in the original aggregate principal amount of $34,894,781.17 (which reflects a conversion of $34,458,373.35 of Term Loan Indebtedness and a conversion of $436,407.82 of Bridge Indebtedness, in each case, effective on the Eighteenth Amendment Effective Date), issued by Parent to the Term Lenders pursuant to the Parent Securities Purchase Agreement.

(g) Schedule 4.8(b) to the Credit Agreement is hereby amended and restated as set forth in Schedule 4.8(b) attached hereto.

3. Conditions to Effectiveness of Amendment. This Amendment shall become effective upon the satisfaction of the following conditions (each in form and substance satisfactory to Administrative Agent):

(a) each party hereto shall have executed and delivered this Amendment to Administrative Agent;

(b) Administrative Agent shall have received fully executed copies of the Consent and Reaffirmation attached hereto;

(c) Administrative Agent shall have received fully executed copies of the Parent Securities Purchase Agreement and each Parent Convertible Note; and

(d) no Default or Event of Default shall have occurred and be continuing.

4. Representations and Warranties. In order to induce Administrative Agent and the Lenders to enter into this Amendment, Borrower hereby represents and warrants to Administrative Agent and the Lenders:

(a) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date of this Amendment, in each case as if made on and as of such date, except (i) to the extent such representations and warranties expressly refer to an earlier date (in which case such representations and warranties were true and correct in all material respects (unless otherwise qualified by materiality, Material Adverse Changes or a dollar threshold, in which case they shall be true in all respects) on and as of such earlier date, (ii) to the extent that any Schedule relating to any such representation and warranty was not required to be updated pursuant to the terms of the Credit Agreement (it being understood that the Agent has not requested any such update), (iii) to the extent such representations or warranties are not true and correct solely as a result of the Existing Events of Default, and (iv) that the existence of the Existing Events of Default shall not, in and of itself, be deemed to be a “Material Adverse Change” for purposes of Section 4.11 of the Credit Agreement;

(b) no Default or Event of Default (other than the Existing Events of Default) has occurred and is continuing; and

(c) this Amendment constitutes a legal, valid and binding obligation of Borrower and is enforceable against Borrower in accordance with its terms.

5. Release.

(a) In consideration of the agreements of Administrative Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of Parent and each Subsidiary of Parent, on behalf of itself, its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Administrative Agent, Lenders, Wells Fargo, Wells Fargo Capital Finance, LLC and Wells Fargo Capital Finance, Inc. and their successors and assigns, and their present and former shareholders, predecessors, directors, officers, attorneys, employees, agents and other representatives and their affiliates, subsidiaries and divisions engaged in the provision of financial services to Borrower and any of its subsidiaries (Administrative Agent, each Lender, Wells Fargo, Wells Fargo Capital Finance, LLC and Wells Fargo Capital Finance, Inc. and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which Parent or such Subsidiary or any of their successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which has arisen at any time on or prior to the date of this Amendment for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each of Parent and each Subsidiary of Parent understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c) Each of Parent and each Subsidiary of Parent agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

6. Miscellaneous.

(a) Expenses. Each of Parent and each Subsidiary of Parent agrees to pay on demand all costs and expenses of Administrative Agent (including the reasonable fees and expenses of outside counsel for Administrative Agent) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.

(b) Governing Law. This Amendment shall be a contract made under and governed by the laws of the province of Ontario, Canada.

(c) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

DIALOGIC CORPORATION, a British Columbia corporation

By	/s/ Anthony Housefather
Name:	Anthony Housefather
Title:	Director

DIALOGIC, INC., a Delaware corporation formerly known as Veraz Networks, Inc.

By	/s/ Anthony Housefather
Name:	Anthony Housefather
Title:	Secretary

WELLS FARGO FOOTHILL CANADA ULC, as Administrative Agent and as a Lender

By	/s/ Domenic Cosentino
Title	Vice President

Domenic Cosentino Vice President Wells Fargo Foothill Canada ULC

Signature Page to Eighteenth Amendment to Credit Agreement

CONSENT AND REAFFIRMATION

Dialogic (US) Inc., formerly known as Dialogic Inc. (“Dialogic US”), Cantata Technology, Inc. (“Cantata”), Dialogic Distribution Limited (“Dialogic Ireland”), Dialogic Networks (Israel) Ltd. (“Dialogic Israel”) and Dialogic do Brasil Comercio de Equipamentos Para Telecomunicacao Ltda., formerly known as Veraz Networks Do Brasil Comercio De Equipamentos Para Telecomunicacao Ltda. (“Dialogic Brazil”; Dialogic US, Cantata, Dialogic Ireland, Dialogic Israel and Dialogic Brazil are each, individually, a “Guarantor” and, collectively, the “Guarantors”) each hereby (i) acknowledges receipt of a copy of the foregoing Eighteenth Amendment to Credit Agreement (the “Amendment”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in that certain Credit Agreement dated as of March 5, 2008 (as amended through the date hereof) by and among Dialogic Inc., formerly known as Veraz Networks, Inc., Dialogic Corporation, Wells Fargo Foothill Canada ULC, as administrative agent for the Lenders (in such capacity, “Administrative Agent”), and the lenders from time to time party thereto (the “Lenders”)), (ii) consents to Borrower’s execution and delivery of the Amendment; (iii) agrees to be bound by the Amendment (including without limitation, Sections 5 and 6(a) thereof); (iv) affirms that nothing contained in the Amendment shall modify in any respect whatsoever any Loan Document to which it is a party except as expressly set forth therein; and (v) reaffirms its obligations under each of the other Loan Documents to which it is a party (collectively, the “Reaffirmed Loan Documents”). Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that neither Administrative Agent nor the Lenders have any obligation to inform any Guarantor of such matters in the future or to seek any Guarantor's acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

The undersigned further agree that after giving effect to the Amendment, each Reaffirmed Loan Document shall remain in full force and effect.

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IN WITNESS WHEREOF, each Guarantor has executed this Consent and Reaffirmation on and as of the date of the Amendment.

DIALOGIC (US) INC., a Delaware corporation formerly known as Dialogic Inc.

By	/s/ Anthony Housefather
Name:	Anthony Housefather
Title:	Secretary

CANTATA TECHNOLOGY, INC., a Massachusetts corporation

By	/s/ Anthony Housefather
Name:	Anthony Housefather
Title:	Director

DIALOGIC DISTRIBUTION LIMITED (a company organized under the laws of Ireland)

By	/s/ Anthony Housefather
Name:	Anthony Housefather
Title:	Director

SIGNED SEALED AND DELIVERED AS A DEED

By	/s/ Anthony Housefather
the attorney for and on behalf of DIALOGIC DISTRIBUTION LIMITED in the presence of:

Witness:	/s/ Stephen Becker
Print Name:	Stephen Becker
Print Address:	9800 Cavendish Blvd, Suite 500 Montreal, Quebec, Canada

Signature Page to Eighteenth Amendment to Credit Agreement

DIALOGIC NETWORKS (ISRAEL) LTD., a limited liability company incorporated under the laws of Israel

By	/s/ Anthony Housefather
Name:	Anthony Housefather
Title:	Director

DIALOGIC DO BRASIL COMERCIO DE
EQUIPAMENTOS PARA
TELECOMUNICACAO LTDA., a limited liability company duly organized and existing under the laws of Brazil, f/k/a Veraz Networks Do Brasil Comercio De Equipamentos Para Telecomunicacao Ltda.

By	/s/ Jobelino Vitoriano Locateli
Name:	Jobelino Vitoriano Locateli
Title:	Legal Representative
CPF: 035.964.518.68

Signature Page to Eighteenth Amendment to Credit Agreement

Schedule 4.8(b)

Capitalization of Parent

Dialogic Inc.

200,000,000 shares of authorized common stock at par value of $0.001

10,000,000 shares of authorized preferred stock at par value of $0.001

31,492,152 shares common stock issued and outstanding to public company shareholders as of February 1, 2012

6,632,853 unexercised options/restricted stock units granted as of January 31, 2012

1,276,610 options/restricted stock units available for issuance as of January 31, 2012 under the approved stock option plans